Exhibit 10.31

                             CHINA BAK BATTERY, INC.
                                STOCK OPTION PLAN


                                   ARTICLE I.
                                    THE PLAN

         1.1. Name. This Plan shall be known as the "China BAK Battery, Inc. Stock Option Plan." Capitalized terms used herein are defined in Article VII hereof.

         1.2. Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant Options to purchase Common Stock and Restricted Stock of the Company to key Employees, Nonemployee Directors, and Advisors. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key Employees, Nonemployee Directors, and Advisors with an additional incentive to contribute to the success of the Company.

         This Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), and any regulatory or other guidance issued under such section. At the Effective Date of the Plan, additional guidance had yet to be promulgated by the Department of Treasury. Any terms of the Plan that conflict with such guidance shall be null and void as of the Effective Date. After such additional guidance is issued, the intent is to amend the Plan to delete any conflicting provisions and to add such other provisions as are required to fully comply with Section 409A and any other legislative or regulatory requirements applicable to the Plan. The Plan is also intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor provision thereto ("Rule 16b-3"), and shall be construed to so comply. With respect to any restriction in the Plan that is based on the requirements of Rule 16b-3 or the rules of any exchange upon which the Company's securities are listed or automated quotation system upon which the Company's securities are quoted, or any other applicable law, rule or restriction, to the extent that any such restriction is no longer required, the Committee shall have the sole discretion and authority to remove such restrictions from the Plan and/or to waive them.

         1.3. Effective Date. The Plan shall become effective upon the Effective Date.

         1.4. Eligibility to Participate. Any key Employee, Nonemployee Director, or Advisor shall be eligible to participate in the Plan. Subject to the provisions of this Plan, the Committee may grant Options in accordance with such determinations as the Committee shall make from time to time in its sole discretion.

         1.5. Shares Subject to the Plan. The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

         1.6. Maximum Number of Plan Shares. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall be 4,000,000. Notwithstanding the


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foregoing,  the maximum aggregate number of shares of Company Common Stock which may be issued under the Plan shall during any given calendar year not exceed 5% of the total outstanding shares of Company Common Stock during such calendar year.

         1.7. Options and Stock Granted Under Plan. If an Option terminates without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates. Moreover, when an Option is exercised in whole or in part, the number of Plan Shares then available for issuance hereunder shall be increased by a number of shares equal to the number of Plan Shares to which the exercise relates.

         1.8. Conditions Precedent. The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

         (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

         (b) The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from stockholders of the Company and any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

         1.9. Reservation of Shares of Common Stock. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

         1.10. Tax Withholding.

         (a) Condition Precedent. The issuance of Plan Shares is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such issuances, then the issuances shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.


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         (b) Manner of Satisfying Withholding Obligation.  When a participant is required by the Committee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the participant having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Plan Shares acquired upon the exercise of the Options (if applicable) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

         1.11. Exercise of Options.

         (a) Method of Exercise. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

         (b) Payment of Purchase Price. The purchase price of any Plan Shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) if permitted by the Committee, by shares of Common Stock so long as the participant has not acquired the Common Stock from the Company within six (6) months prior to the date of exercise, (iv) if permitted by the Committee, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock, (v) if approved by the Committee, in accordance with a cashless exercise program under which either (A) if so instructed by the participant, Plan Shares may be issued directly to the participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or
(B) Plan Shares may be issued by the Company to a participant's broker or dealer in consideration of such broker's or dealer's irrevocable commitment to pay to the Company that portion of the proceeds from the sale of such Plan Shares that is equal to the exercise price of the Option(s) relating to such Plan Shares, or
(vi) in any other form of valid consideration, as permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

         1.12. Written Notice Required. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

         1.13. Compliance with Securities Laws. Plan Shares shall not be issued with respect to any Option unless the issuance and delivery of the Plan Shares and the exercise of an Option shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder, and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require a participant to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being


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acquired  only for  investment  and  without any  present  intention  to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each participant shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to the exercise of an Option restricting their transfer as required by law or this section.

         1.14. Employment or Service of Optionee. Nothing in the Plan or in any Option or Restricted Stock granted hereunder shall confer upon any Employee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Option granted hereunder shall confer upon any Nonemployee Director or Advisor any right to continued service as a Nonemployee Director or Advisor of the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that service.

         1.15. Rights of Optionees Upon Termination of Employment or Service. In the event an Optionee ceases to be an Employee, Nonemployee Director, or Advisor for any reason other than death, Permanent Disability or Misconduct, unless provided in an Option Agreement or in Article VI hereof, then, the unvested portion of the Optionee's Option shall terminate immediately and cease to remain outstanding and the vested portion shall immediately terminate at the beginning of the thirty-first (31st) day following termination of Optionee's service. In the event an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor due to death, Permanent Disability or Misconduct, the Optionee's Options may be exercised as follows:

         (a) Death. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while serving as an Employee, Nonemployee Director, or Advisor or within three months after ceasing to be an Employee, Nonemployee Director, Advisor, his or her Option shall become fully exercisable on the date of his or her death and shall expire 12 months thereafter, unless by its terms it expires sooner or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

         (b) Disability. If an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor as a result of Permanent Disability, the Optionee's Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend the term of such Nonqualified Stock Option.

         (c)   Misconduct.   Should  the  Optionee  cease  to  be  an  Employee,
Nonemployee Director or Advisor because of Misconduct, the Optionee's Option shall terminate whether vested or unvested immediately.


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         1.16. Transferability of Options. Except as the Committee may otherwise provide, Options shall not be transferable other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. The designation by an Optionee of a beneficiary shall not constitute a transfer of the Option. The
Committee  may,  in  its  discretion,   provide  in  an  Option  Agreement  that
Nonqualified Stock Options granted hereunder may be transferred by the Optionee to members of his or her immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners.

         1.17. Information to Participants. The Company shall furnish to each participant a copy of the annual report, proxy statements and all other reports (if any) sent to the Company's stockholders. Upon written request, the Company shall furnish to each participant a copy of its most recent Form 10-K Annual Report (if any) and each quarterly report to stockholders issued (if any) since the end of the Company's most recent fiscal year.

                                   ARTICLE II.
                                 ADMINISTRATION

         2.1. Committee. The Plan shall be administered by a Committee, which shall be appointed by the Board. If the Board so elects, the Plan may be administered by different Committees with respect to different groups of participants. The Committee shall be constituted to satisfy applicable laws. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the Employees, Non-Employee Directors, and Advisors to whom Options shall be granted and the number of Plan Shares subject to each Option, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Options (or the exercise thereof) or Restricted Stock, and to make all other determinations necessary or advisable for the administration of the Plan. The Board may remove any member of the Committee, with or without cause.

         2.2. Majority Rule; Unanimous Written Consent. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

         2.3. Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Employees, Nonemployee Directors, and Advisors, their employment, death, Permanent Disability, or other termination of employment or other relationship with the Company, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

         2.4. Exculpation of Committee. No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan.


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                                  ARTICLE III.
                           NONQUALIFIED STOCK OPTIONS

         3.1. Option Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this Article satisfy the requirements of this Article.

         3.2. Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         3.3. Purchase Price. The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

         3.4. Individual Option Agreements. Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

                                   ARTICLE IV.
                                RESTRICTED STOCK

         4.1. Grant. Notwithstanding any provisions of the Plan to the contrary, the Committee shall have sole and complete authority to determine to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each participant, the duration of the period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Restricted Stock.

         4.2. Dividends and Distributions. Dividends and other distributions paid on or in respect of any shares of Restricted Stock may be paid directly to the participant, or may be reinvested in additional shares of Restricted Stock as determined by the Committee in its sole discretion.

                                   ARTICLE V.
                     TERMINATION, AMENDMENT, AND ADJUSTMENT

         5.1. Termination and Amendment. The Plan shall terminate with respect to Nonqualified Stock Options on the date that is fifty years after the Effective Date unless provided otherwise in the option agreement. No Option shall be granted under the Plan after the respective date of termination. Subject to the limitations contained in this section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no


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amendment or revision may be made  without the approval of the  stockholders  of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Option, alter or impair any of that individual's rights or obligations under any Option granted under the Plan prior to that amendment, suspension, or termination.

         5.2. Adjustments. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or any other increase, or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (but not including conversion of convertible securities issued by the Company), an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof that shall have been granted prior to any such change shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options, but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                   ARTICLE VI.
                             CORPORATE TRANSACTIONS;
                     CHANGES IN CAPITALIZATION; DISSOLUTION

         6.1. Corporate Transactions. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Option shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

         6.2. Termination. Immediately following the consummation of the Corporate Transaction, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) as provided in this Section VII.

         6.3. Assumption. Each Option which is assumed in connection with the Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which


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would have been  issuable to the  Optionee  in  consummation  of such  Corporate
Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the number and class of securities available for issuance under the Plan following consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same.

         6.4. Subsequent Termination. The Committee shall have the discretion, exercisable at the time the Option is granted or at any time while the Option remains outstanding, to provide that any Options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the Optionee's Service should subsequently terminate by reason of an involuntary termination within eighteen (18) months following the effective date of such Corporate Transaction. Any Options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the involuntary termination.

         6.5. Automatic Acceleration. The Committee shall have the discretion, exercisable either at the time the Option is granted or at any time while the option remains outstanding to provide for the automatic acceleration of one or more outstanding Options upon the occurrence of a Corporate Transaction, whether or not those Options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporation Transaction.

         6.6. No Limitation on Actions. The grant of Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         6.7. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         7.1. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation plans.


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         7.2.  Plan  Binding on  Successors.  The Plan shall be binding upon the successors and assigns of the Company and any subsidiary or affiliate of the Company that adopts the Plan.

         7.3. Number and Gender. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

         7.4. Headings. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

         7.5. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         7.6. Market Stand-Off. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, the Optionee may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock acquired upon exercise of an option granted under the Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be required to execute such agreements as the Corporation or the underwriters request in connection with the Market Stand-Off.

                                  ARTICLE VIII.
                                   DEFINITIONS

         As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         8.1. "Advisor" means any individual performing substantial bona fide services for the Company or any subsidiary or affiliate of the Company that has adopted the Plan who is not an Employee or a Director.

         8.2. "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         8.3. "Board" means the Board of Directors of the Company.

         8.4. "Code" means the Internal Revenue Code of 1986, as amended.

         8.5.  "Committee"  means the  Committee  appointed in  accordance  with
Section 2.1.

         8.6. "Common Stock" means the Common Stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of such Common Stock


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are  hereafter  changed  into or  exchanged  for shares of a different  stock or security of the Company or some other corporation, such other stock or security.

         8.7. "Company" means China BAK Battery, Inc., a Nevada corporation.

         8.8.   "Corporate   Transaction"   means   either   of  the   following
stockholder-approved transactions to which the Company is a party:

                  (i). a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or person different from the persons holding those securities immediately prior to such transaction, or

                  (ii). the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         8.9. "Director" means a member of the Board.

         8.10. "Effective Date" means May 16, 2005.

         8.11. "Employee" means an employee (as defined in Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary or affiliate of the Company that adopts the Plan, including Officers.

         8.12. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         8.13. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         8.14. "Fair Market Value" means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock over a ten business day period ending on the date for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis, which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

         8.15. "Misconduct" means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company, or any other intentional misconduct or negligence by such person adversely affecting the business or affairs of the Company in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of any Optionee or other person in the service of the Company.

         8.16.  "Nonemployee Director" means a member of the Board who is not an
Officer  or  Employee;   provided  that,  as  used  in  Section  2.1,  the  term
"Non-Employee Director" shall have the meaning provided in that section.

         8.17.  "Nonqualified  Stock Option" means an Option granted pursuant to
Article III.

         8.18. "Officer" means an officer of the Company or of any subsidiary or affiliate of the Company.

         8.19. "Option" means a Nonqualified Stock Option.

         8.20. "Optionee" means an Employee, Nonemployee Director, or Advisor to whom an Option has been granted hereunder.

         8.21. "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

         8.22.  "Permanent  Disability" has the same meaning as that provided in
Section 22(e)(3) of the Code.

         8.23. "Plan" means the China BAK Battery, Inc. Stock Option Plan, as amended from time to time.

         8.24. "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

         8.25. "Restricted Stock" means any shares granted under Article IV of the Plan.

         8.26. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

         8.27. "Securities Act" means the Securities Act of 1933, as amended.

         8.28. "Tax Date" means the date on which the amount of tax to be withheld is determined.